UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 4, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On August 4, 2022, Exelon Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, each acting as representative of the several other underwriters named therein (collectively, the “Underwriters”), in connection with the underwritten public offering by the Company (the “Offering”) of 11,300,000 shares (the “Shares”) of the Company’s common stock, no par value (“Common Stock”). The Company sold the Shares to the Underwriters at a price of $43.32. In addition, the Company granted the Underwriters an option, exercisable in whole or in part and at any time within thirty (30) days following August 9, 2022, the closing of the Offering, to purchase an additional 1,695,000 shares of Common Stock at a price per share equal to the price paid by the Underwriters in the Offering. On August 5, 2022, the Underwriters exercised in full their option to purchase the additional 1,695,000 shares of Common Stock.

The net proceeds to the Company from the Offering under the Underwriting Agreement and the exercise of the Underwriters’ option were approximately $562,943,400 before expenses paid by the Company. The Company intends to use the net proceeds from the Offering and the exercise of the Underwriters' option, together with available cash balances, to permanently repay $575 million in borrowings under a $1.15 billion term loan credit facility with Barclays Bank PLC.

The Offering was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-266487) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2022, which became effective upon filing. The Company filed a preliminary and final prospectus supplement with the SEC in connection with the Offering on August 4, 2022 and August 8, 2022, respectively. The Offering closed on August 9, 2022.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement, preliminary prospectus supplement and final prospectus supplement related to the Offering. The Company has also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, pursuant to the terms of the Underwriting Agreement, the executive officers and directors of the Company have entered into “lock-up” arrangements with the Underwriters, which generally prohibit the sale, transfer or other disposition of securities of the Company for a 60-day period, subject to certain exceptions.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated by reference herein. A copy of the opinion of Ballard Spahr LLP relating to the validity of the Shares issued in the Offering is filed herewith as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities discussed herein, and there shall not be any sale of such shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of shares of the Company’s Common Stock is being made only by means of a prospectus and related prospectus supplement.

Section 8 - Other Events
Item 8.01. Other Events

On August 4, 2022, the Company issued a press release announcing the commencement of the Offering, and, on August 5, 2022, the Company issued a press release announcing the pricing of the Offering. Copies of such press releases are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated August 4, 2022, by and among the Company and Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives for the several underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.
23.1	Consent of Ballard Spahr LLP (including in Exhibit 5.1).
99.1	Launch press release dated August 4, 2022.
99.2	Pricing press release dated August 5, 2022.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Company include those factors discussed herein, as well as the items discussed in (1) the Company’s 2021 Annual Report on Form 10-K filed with the SEC on February 25, 2022 in Part I, ITEM 1A. Risk Factors; (2) the Company’s Current Report on Form 8-K filed with the SEC on June 30, 2022 to recast Exelon's consolidated financial statements and certain other financial information originally included in the 2021 Form 10-K in (a) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (b) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 17, Commitments and Contingencies; (3) the Company’s Second Quarter 2022 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (4) other factors discussed in filings with the SEC by the Company.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Joseph Nigro
Joseph Nigro
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

August 9, 2022

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated August 4, 2022, by and among the Company and Barclays Capital Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives for the several underwriters named therein.

5.1	Opinion of Ballard Spahr LLP.
23.1	Consent of Ballard Spahr LLP (including in Exhibit 5.1).
99.1	Launch press release dated August 4, 2022.
99.2	Pricing press release dated August 5, 2022.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.